Quantified Evolution Plus Fund

Investor Class Shares QEVOX

Advisor Class Shares QEVAX QALAX

SUMMARY PROSPECTUS

December 28, 2021

Adviser: Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: Flexible Plan Investments, Ltd. 3883 Telegraph Road, Suite 100 Bloomfield Hills, MI 48302

Before you invest, you want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://www.quantifiedfunds.com/fund-documents. You can also get this information at no cost by calling 1-855-64-QUANT (1-855-647-8268), emailing orderquantifiedfunds@ultimusfundsolutions.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated December 28, 2021, and statement of additional information, dated December 28, 2021, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investment Objective: The Quantified Evolution Plus Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Advisor Class Shares
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.31%(1)	0.16%(2)
Acquired Fund Fees and Expenses(3)	0.10%	0.10%
Total Annual Fund Operating Expenses(3)	1.66%	2.26%(2)
(1)	Restated to reflect current fees. Includes up to 0.15% for sub-transfer agent and sub-accounting fees.
(2)	Estimated for Advisor Class Shares which have not commenced operations.
(3)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and do not include the indirect costs of investing in other investment companies.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Year	5 Year	10 Year
Investor	$169	$523	$902	$1,965
Advisor	$229	$706	$1,210	$2,595

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2021, the Fund’s portfolio turnover rate was 594% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s investment adviser, Advisors Preferred, LLC (the “Adviser”), delegates execution of the Fund’s investment strategy to the subadviser, Flexible Plan Investments, Ltd. (“FPI” or the “Subadviser”). The Subadviser selects investments for the Fund and provides trade placement for fixed income instruments, including cash equivalents. The Adviser provides trade placement for non-fixed income instruments.

The Subadviser seeks to achieve the Fund’s investment objective by allocating assets, without restriction, among a wide variety of asset classes. The Subadviser’s asset allocation focuses primarily on the following categories:

•	Equities - US, foreign developed markets, and emerging markets
•	Debt - Long-term US Treasury, and high yield debt (commonly referred to as “junk bonds”)
•	Gold
•	Commodities
•	Bitcoin (indirectly)

The Subadviser may invest directly in securities representing an asset class or may invest in exchange-traded funds (“ETFs”) and mutual funds that invest primarily in an asset class, or in futures or swaps linked to an asset class. The Fund uses futures and swaps as a substitution hedge for the reference asset. The Fund invests in ETFs and mutual funds that are not affiliated with the Adviser or Subadviser. To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”). The Fund invests without restriction as to equity issuer capitalization. The Fund does not make direct investments in Bitcoin. The Fund may also invest to gain indirect exposure to Bitcoin, through Bitcoin futures contracts, Grayscale® Bitcoin Trust, ProShares Bitcoin Strategy ETF, and other SEC-registered Bitcoin-linked ETFs (together “Bitcoin-linked funds”). The Fund limits Bitcoin-related instruments to 25% of net assets. For purposes of this 25% limit, security investments are measured at market value and futures at notional value, respectively. The Fund limits Bitcoin futures to those that are cash-settled, exchange-traded and regulated by the CFTC (“Bitcoin futures”). As of the date of this prospectus, only CME Bitcoin futures comply with these restrictions. Bitcoin-linked funds and Bitcoin futures are collectively referred to as “Bitcoin-related instruments.” Grayscale® Bitcoin Trust is a Delaware statutory trust that holds Bitcoin and issues common units of fractional undivided beneficial interest (shares) that trade in the over the counter market.

The Subadviser’s proprietary evolution strategy considers four factors to rank asset classes and adjust the position size of securities and other investment vehicles to generate a portfolio allocation. The ranking factors for each asset class are:

1.	Price momentum (or relative strength),
2.	Volatility (or risk),
3.	Correlation with other assets classes, and
4.	Likelihood that the asset class’s positive trend will continue.

The Subadviser anticipates investing primarily in equities during periods of strong equity performance, while investing in other asset classes when equities suffer. The Subadviser seeks to manage risk by using leveraged index funds and swap contracts to maintain a leveraged position. During periods of financial uncertainty or distress, the Subadviser allocates the majority of Fund assets to short term, fixed income investments. The Fund is aggressively managed by the Subadviser, which typically results in high portfolio turnover.

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The Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary is expected to provide the Fund with exposure to certain instruments within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Subsidiary will invest primarily in, gold, and commodity related securities and derivatives, and Bitcoin-related instruments. The Fund’s investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis. The Subsidiary, when viewed from a consolidated basis, is subject to the same investment restrictions as the Fund. Specifically, the Subsidiary will comply with the 25% Bitcoin limits described above, when viewed on a consolidated basis with the Fund.

The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities. The Fund invests without restriction as to issuer country or capitalization; or maturity or credit quality of debt instruments.

Principal Investment Risks: An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. Neither the Subadviser nor the Adviser can guarantee that the Fund will achieve its objective. It is important that investors closely review and understand these risks before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets could negatively affect issuers worldwide, including the Fund. There is the risk that you could lose all or a portion of your money on your investment in the Fund.

Subadviser’s Investment Strategy Risk - While the Subadviser seeks to take advantage of investment opportunities for the Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit the Fund. The Subadviser will aggressively change the Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser’s investment strategy will enable the Fund to achieve its investment objective.

Active and Frequent Trading Risk - The Fund may engage in active and frequent trading, leading to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them. The Subadviser’s use of the Fund as an asset allocation tool for its other clients will increase the Fund’s portfolio turnover.

Aggressive Investment Techniques Risk - The Fund uses investment techniques, that is, inverse and leveraged instruments and derivatives that may be considered aggressive. Risks associated with the use of swaps include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Bitcoin Risk - Bitcoin may experience very high volatility and related investment vehicles may be affected by such volatility. As a cryptocurrency, Bitcoin operates without central authority and is not backed by any government. Large sales by a few holders of significant amounts of Bitcoin (commonly referred to as “whales”) could depress the price of Bitcoin. Federal, state or foreign governments may restrict the use and exchange of Bitcoin, and regulation in the U.S. is still developing. Increased regulation might tend to depress the price of Bitcoin. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware. Bitcoin transactions are irrevocable and stolen or incorrectly transferred Bitcoins may be irretrievable. As a result, any incorrectly executed Bitcoin transactions could adversely affect the value of the Fund’s investment in the Grayscale® Bitcoin Trust. Shares of the Grayscale® Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale® Bitcoin Trust. Historically, Grayscale® Bitcoin Trust has traded at a significant premium or discount. As a Bitcoin futures-related fund, ProShares Bitcoin Strategy ETF, is subject to imperfect correlation between Bitcoin futures and Bitcoins, as well as futures liquidity risk. There may not be a liquid market for Bitcoin futures contracts. The Subadviser has limited experience with Bitcoin and Bitcoin-related instruments.

Commodity Risk - The investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. The value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

Counterparty Risk - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

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Commodity Risk - The investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. The value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

Counterparty Risk - The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include swap agreements. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Credit Risk - The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a debt security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance.

Depositary Receipt Risk - To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs. While the use of ADRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Derivatives Risk - The Fund uses investment techniques, investments in derivatives such as swaps, which may be considered aggressive. Investments in such derivatives are subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, such as counterparty risk and the risk that the derivatives may become illiquid. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. In addition, the Fund’s investments in derivatives are currently subject to the following risks:

Futures Contracts Risk. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. If the Fund uses futures as hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

Hedging Risk. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund’s investment return, or create a loss.

Swap Agreements. Interest rate swaps are subject to interest rate and credit risk. Total return swaps are subject to counterparty risk, which relate to credit risk of the counterparty and liquidity risk of the swaps themselves.

Equity Securities Risk - Investments in publicly issued equity securities and securities that provide exposure to equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause net asset value (“NAV”) of the Fund to fluctuate.

Financial Sector Risk - Performance of companies in the financial sector may be adversely impacted by higher borrower default rates, changes in interest rates, leverage, and increased government regulation.

Foreign Securities Risk - Investments in foreign securities and securities that provide exposure to foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The Fund also may invest in depositary receipts, including ADRs, which are traded on exchanges and provide an alternative to investing directly in foreign securities. Investments in ADRs are subject to many of the risks associated with investing directly in foreign securities. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. These risks are more pronounced in emerging market countries, which are generally those with per capita income less than half that of the U.S.

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Gold Risk - The price of gold may be volatile, and gold bullion-related Exchange Traded Funds (“ETFs”) and derivatives may be highly sensitive to the price of gold. The price of gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical gold bullion has sales commission, storage, insurance and auditing expenses.

Holding Cash Risk - The Fund may hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest. There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and the Fund will not be able to sell stocks quickly enough to avoid losses or reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Interest Rate Risk - The value of the Fund’s investment in fixed income securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened.

Leverage Risk - The Fund may use leveraged investments that attempt to amplify the price movement of underlying securities or indices on a daily or other periodic basis, which may be considered aggressive. Such instruments may experience potentially dramatic price changes (losses), imperfect amplification, and imperfect correlations between the price of the investment and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of leveraged instruments may currently expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of leveraged instruments may result in larger losses or smaller gains than otherwise would be the case. Most leveraged ETFs “reset” daily and, therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Lower-Quality Debt Securities Risk - The Fund may invest a significant portion of its assets in securities rated below investment grade or “junk bonds.” Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities are considered speculative and generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund’s performance may vary significantly as a result.

Market Risk - Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Non-Diversification Risk - The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAVs and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Risks of Investing in Other Investment Companies - Investments in the securities of other investment companies, (ETFs and mutual funds) may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other investment companies fail to achieve their investment objectives, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. Leveraged ETFs and mutual funds will amplify gains and losses. Most leveraged ETFs and mutual funds “reset” daily and, therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. In addition, ETF shares potentially may trade at a discount or a premium to net asset value and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Subadviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

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Small- and Mid-Capitalization Companies Risk - Investing in the securities of small-capitalization (less than $2 billion) and mid-capitalization ($2 to $5 billion) companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Taxation Risk - By investing in certain instruments, such as commodity-linked instruments or Bitcoin-related instruments through the Subsidiary, the Fund will obtain exposure to these instruments within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Wholly Owned Subsidiary Risk - Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the Investment Company Act of 1940 (“1940 Act”), as amended, and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Investor Class shares for each full calendar year since the Fund’s Investor Class Shares inception. The Adviser Class Shares of the Fund have not commenced operations. The performance table compares the performance of the Fund’s Investor Class shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Advisor Class shares will have similar annual returns to Investor Class shares because the classes are invested in the same portfolio of securities, however, the returns for Advisor Class shares are lower than Investor Class shares because Advisor Class shares have higher expenses. Shareholder reports containing financial and performance information for the Fund will be mailed to shareholders semi-annually. Updated performance information is available at no cost by calling toll-free 1-855-64-QUANT (1-855-647-8268).

Quantified Evolution Plus Fund

Investor Class Performance Bar Chart

For Calendar Year Ended December 31

Best Quarter	8.40%	June 30, 2020
Worst Quarter	(16.14)%	March 31, 2020

The Fund’s Investor Class year-to-date return as of September 30, 2021 was 1.06%.

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Performance Table
Average Annual Total Returns
(For periods ended December 31, 2020)

Quantified Evolution Plus Fund	One Year	Since Inception(1)
Investor Class Shares Return before taxes	(1.84)%	(3.01)%
Investor Class Shares Return after taxes on distributions	(2.75)%	(3.78)%
Investor Class Shares Return after taxes on distributions and sale of Fund shares(2)	(1.10)%	(2.62)%
S&P 500 Total Return Index(3) (reflects no deduction for fees, expenses or taxes)	18.40%	22.66%
(1)	The Fund’s Investor Class Shares commenced operations on September 30, 2019. The Advisor Class Shares have not commenced operations.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. The Index is widely used by profession investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Investment Adviser: Advisors Preferred, LLC

Subadviser: Flexible Plan Investments, Ltd.

Subadviser Portfolio Managers: Jerry C. Wagner, President of the Subadviser, Jason Teed, CFA, Director of research of the Subadviser, and Timothy Hanna, CFA, CFIP, Senior Portfolio Manager of the Subadviser have served the Fund as its portfolio managers since it commenced operations in 2019.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. You may purchase or redeem Fund shares by written request via mail (Quantified Evolution Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154), by wire transfer, by telephone toll-free at 1-855-64-QUANT (1-855-647-8268), or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:

Class	Account Type	Minimum Initial Investment	Minimum Subsequent Investment
Investor	Regular Account	$10,000	$1,000
Investor	Retirement Account	$10,000	$0
Advisor	Regular Account	$10,000	$1,000
Advisor	Retirement Account	$10,000	$0

The Fund, Adviser or Subadviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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